Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Tax-Exempt California Money Market Fund on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                                  /s/Richard T. Hale
                                                   Richard T. Hale
                                                   Chief Executive Officer
                                                   Tax-Exempt California Money
                                                   Market Fund

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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Tax-Exempt California Money Market Fund on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                                /s/Charles A. Rizzo
                                                 Charles A. Rizzo
                                                 Chief Financial Officer
                                                 Tax-Exempt California Money
                                                 Market Fund